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                                                                   EXHIBIT 23.02

                        CONSENT OF INDEPENDENT AUDITORS



We consent to the reference to our firm under the caption "Experts" and to the use of our report dated September 26, 2000, in the Registration Statement on Form SB-2 and related prospectus of Fibr-Plast Corporation for the registration of its common stock.


TULLIUS TAYLOR SARTAIN & SARTAIN LLP

Tulsa, Oklahoma
March 26, 2001